SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of earliest event reported:  February 1, 1994


                        K N ENERGY, INC.
__________________________________________________________________

      (Exact name of registrant as specified in its charter)




      Kansas                 1-6446                 48-0290000
__________________________________________________________________
(State or other           (Commission           (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



 370 Van Gordon Street, P.O. Box 281304, Lakewood, CO 80228-8304
__________________________________________________________________
     (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, include area code: (303) 989-1740

Item 5:   Other Events
______    ____________

With respect to the acquisition by two subsidiaries of K N Energy, Inc. of certain gas reserves and production assets of Fuel Resources Development Co., reference is hereby made to the press release dated February 1, 1994 which is filed herewith as an exhibit and incorporated herein by this reference.

Item 7.   Financial Statements, Pro-Forma Financial Information
______    _____________________________________________________
     and Exhibits
     ____________

     (a)  Financial Statements - None

     (b)  Pro-Forma Financial Statements - None

     (c)  Exhibits

               1.1  Press release dated February 1, 1994

                          _____________
                          EXHIBIT INDEX
                          _____________


Exhibit
Number                    Exhibit Description            Page
______                    ___________________            ____
Page
____

  1.1          Press Release dated February 1, 1994        4

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   K N ENERGY, INC.



                                By:/s/ William S. Garner, Jr.
                                   ___________________________
                                   William S. Garner, Jr.
                                   Vice President, General Counsel
                                   and Secretary

Date:  February 3, 1994